BARTLETT CAPITAL TRUST:
                   Bartlett Basic Value Fund
               Bartlett Value International Fund
                      Bartlett Europe Fund

           Class A Shares and Class C Shares Prospectus

        Supplement to the Prospectus dated July 21, 1997

The following replaces the second sentence in the section entitled "Sales Charge Waivers," on page 20 of the Prospectus:

All existing shareholders of Basic Value and Value International as of July 18, 1997 will be eligible to purchase additional Class A shares of their respective Fund without the imposition of a sales charge. All shareholders who owned Class A shares of Europe Fund on July 18, 1997, and who remain as shareholders of Europe Fund, are eligible to purchase additional Class A shares of Europe Fund without the imposition of a sales charge through December 31, 1998.

The following is inserted at the end of the section entitled "Sales Charge Waivers," on page 20 of the Prospectus:

     Class A shares are also sold at net asset value without the imposition of a sales charge to broker/dealers, registered investment advisors, financial institutions, or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and LMFP.

December 1, 1997